Consolidated Balance Sheets (10-K) (10-K Filling [Member], USD $) In Thousands	Dec. 31, 2010	Dec. 31, 2009
ASSETS:
Cash	$ 209,425	$ 205,667
Total Assets	209,425	205,667
LIABILITIES AND EQUITY:
Related party payable, net	1,000	1,440
Accrued expense	300	300
Income taxes payable	1,203	731
Total Liabilities	2,503	2,471
Equity:
Preferred stock, $0.01 par value; 50,000,000 shares authorized
Common stock, $0.01 par value; 300,000,000 shares authorized, 20,000 shares issued and outstanding	200	200
Additional paid-in capital	199,800	199,800
Retained earnings	4,922	1,196
Total stockholder's equity	204,922	201,196
Non-controlling interest	2,000	2,000
Total equity	206,922	203,196
Total liabilities and equity	$ 209,425	$ 205,667